Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2018
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 7:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

As of June 30, 2018, the Company has two lines of credit with Israeli banks for total borrowings of up to $3 million, which was undrawn to date. These lines of credit are unsecured and available provided that the Company maintains a 30% ratio of total tangible shareholders’ equity to total tangible assets and that the total credit use will be less than 70% of the Company and its subsidiaries’ receivables. Interest rates across these credit lines varied from 0.2% to Prime (Israel Interbank Offered Rate) +0.7% (currant 2.3%) as of June 30, 2018.

b.	Purchase commitments:

As of June 30, 2018, the Company has purchase commitments from vendors in the amount of $22,652. These commitments are due primarily within one year.

c.	Litigation:

From time to time, the Company is party to various legal proceedings, claims and litigation that arise in the normal course of business. It is the opinion of management that the ultimate outcome of these matters will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

d.	Royalty Commitments:

Under the Company’s agreement for purchasing print heads and other products, which was amended in 2016, the Company is obligated to pay 2.5% royalties of its annual ink revenues up to an annual maximum amount of $625.

Royalty expenses for the six months ended June 30, 2018 and 2017 were $312.

e.	Guarantees:

As of June 30, 2018, the Company provided two bank guarantees in a total amount of $379 for its rented facilities.